Exhibit 99.1

CENTURY COMMUNITIES
Investor Presentation
December 2014

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Safe Harbor
Certain statements in this presentation may be regarded as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital plans, and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement.
These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors.
In addition, the Company has disclosed under the heading “Risk Factors” in its prospectus dated June 17, 2014, filed with the U.S. Securities and Exchange Commission on June 18, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, the risk factors which materially affect its business, financial condition and operating results. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by applicable law.

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Seasoned and Aligned Management Team
Dale Francescon
Chairman & Co-Chief Executive Officer
Robert Francescon
Co-Chief Executive Officer & President
Co-founded Century and served as Co-CEOs since 2002. Since then, Century has become a Top-50 U.S. Builder(1)
Own a combined 27% of the Company(2)
Successfully served as Co-Division Presidents for D.R. Horton, and achieved consistently high profitability and ROI as compared to other Horton divisions
David Messenger
Chief Financial Officer
10 years of public company experience at UDR, Inc., a multi-billion dollar multifamily REIT, served as CFO, CAO and Controller
(1) Based on 2013 revenues, as ranked by BUILDER Online.
(2) As of November 30, 2014.

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Premier Homebuilder Focused On Markets With Exceptional Growth Potential
Top-50 U.S. homebuilder(1)
Top-five fastest growing homebuilder by revenue(2)
Top-25 U.S. homebuilder(3) based on the inclusion of recent acquisition activity.
Profitable every year since founding in 2002
Attractive land positions in 143 communities(4)
11,569 lots owned and controlled(4)
79 active selling communities(4) Strategically located in attractive high-growth markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV and Atlanta, GA.
Diversified product offering for a wide buyer universe
(1) Based on 2013 revenues, as ranked by BUILDER Online.
(2) Based on 2012-2013 home sales revenue growth, as ranked by BUILDER Online. (3) Based on 2013 closings, as ranked by BUILDER Online.
(4) As of September 30, 2014 plus the addition of 2,120 lots in 36 communities from the Peachtree Communities acquisition completed November 13, 2014.

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Investment Highlights
Cycle-Tested and Aligned Management Team
Diversified Operating Strategy
Strong and Growing Geographical Footprint
Attractive Land Positions
Capacity To Execute Growth Strategy
Proven and Profitable Results

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Cycle-Tested Management Team Executing Growth Strategy
Demonstrated long term track record of profitability through multiple housing cycles
2002 Century formed
2009 Began purchasing opportunistic land
2012 Expansion into Fort Collins, CO
2013 Raised $241.5 mm of 144A equity
2014 Acquired LVLH in Las Vegas for $165 mm
2014 Raised $82.1 mm of IPO equity
2014 Acquired Peachtree Communities in Atlanta for $55 mm
2002 2006 2007 2009 2012 2013 2014
2006 Expansion into Colorado Springs, CO
2007 Began strategic slowdown in advance of downturn
2013 Acquired Jimmy Jacobs Homes in Austin for $15.7 mm
2014 Raised $200 mm of senior unsecured notes
2014 Acquired GVB in Houston for $14 mm
2014 $120 mm Unsecured Line of Credit

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Diversified Operating Strategy
Best-in-class diversified product offering targeting wide range of customer demographics
Diverse & Growing Economies
Focus on metros with robust economic, job, and population growth
Markets characterized by strong demand, constrained supply, and healthy projected price appreciation
Premier Locations & Amenities
Locations with excellent access to jobs, transport, schools and lifestyle centers
Premium amenities including expansive parks and golf courses
Broadly Targeted Customers
First time homebuyer, first and second move-up, lifestyle buyer
Multiple price points allow for maximized profitability
Broad product offering with cutting edge designs

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Strong and Growing Geographic Footprint in Attractive Markets
Four states, eight active MSAs, 143 total communities, significant U.S. expansion opportunity
Northern Colorado
Lots Owned(1): 158
Lots Controlled(1): 433
Population (000s)(3): 316
Median Income ($000)(3): $58.1
Prj. Income Growth(4): 2.3%
Denver, CO
Lots Owned(1): 2,698
Lots Controlled(1): 1,207
Population (000s)(3): 2,700
Median Income($000)(3): $63.5
Prj. Income Growth(4): 3.7%
Las Vegas, NV
Lots Owned(1): 1,715
Lots Controlled(1): 29
Population (000s)(3): 2,100
Median Income ($000)(3) : $51.4
Prj. Income Growth(4): 1.8%
Colorado Springs, CO
Lots Owned(1): 438
Lots Controlled(1): 6
Population (000s)(3): 682
Median Income ($000)(3): $58.2
Prj. Income Growth(4): 2.7%
San Antonio, TX
Lots Owned(1): 81
Lots Controlled(1): 64
Population (000s)(3): 2,283
Median Income ($000)(3): $50.3
Prj. Income Growth(4): 2.4%
Houston, TX
Lots Owned(1): 180
Lots Controlled(1): 352
Population (000s)(3): 6,353
Median Income ($000)(3): $59.0
Prj. Income Growth(4): 2.2%
Atlanta, GA(2)
Lots Owned(2): 530
Lots Controlled(2): 1,590
Population (000s)(3): 5,512
Median Income ($000)(3): $56.9
Prj. Income Growth(4): 2.5%
Austin, TX
Lots Owned(1): 810
Lots Controlled(1): 1,278
Population (000s)(3): 1,900
Median Income ($000)(3): $59.8
Prj. Income Growth(4): 2.2%
Source: John Burns Real Estate Consulting (“JBREC”).
(1) As of September 30, 2014.
(2) As of November 13, 2014
(3) As of December 31, 2013.
(4) Forecasted annual growth from 2014 – 2016 for each MSA.

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Focused on Markets with Attractive Growth Prospects
Target markets with diverse economic / employment bases and demographics as well as increasing populations
Denver(1) Austin(2) Houston Las Vegas Atlanta
Owned Lots(3) 3,294 891 180 1,715 530
Controlled Lots(3) 1,646 1,342 352 29 1,590
Market Supply(4) 1.6 months 2.6 months 2.8 months 5.4 months 3.8 months
Growing Household Formations
Limited Current Supply
Strong Job Growth
Price Appreciation
(1) Includes Denver, Colorado Springs and the Northern Colorado markets.
(2) Includes the Austin and San Antonio markets.
(3) As of September 30, 2014 plus the addition of 2,120 lots in 36 communities from the Peachtree Communities acquisition completed November 13, 2014.
(4) Based on JBREC data as of October 2014.

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Jimmy Jacobs Homes Acquisition – September 2013
Established and highly capable local team in the Central Texas market
Acquired Jimmy Jacobs Homes (“JJH”), a leading, well-recognized private homebuilder in the Austin and San Antonio, TX markets, for a purchase price of approximately $16 million on September 12, 2013
JJH builds a wide range of product from first time move-up to “semi-custom” homes priced from under $300,000 to over $1,000,000
JJH and Century share a similar approach to the business – a focus on building and selling high quality homes to a wide universe of buyers
Acquired 166 lots(1) and 95 homes under construction in Austin and San Antonio
The acquisition also included an additional 129 controlled lots in the Austin and San Antonio market.
(1) Included 116 lots under contract.

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Las Vegas Land Holdings Acquisition – April 2014
Robust operation and platform in the rebounding Las Vegas market
Acquired LVLH, a private Las Vegas homebuilder and land developer, for $165 million on April 1, 2014
LVLH builds a range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000
Acquired 1,761 lots in the Las Vegas market
Included 57 homes in backlog, 17 models, two fully operational golf courses, and other assets
LVLH 2013 Summary
$74.3 million home sales revenue
$19.2 million operating income
38.1% home sales gross margin
256 home deliveries
ASP of $290,049
LVLH community
Existing Century community
Increases earnings strength and diversification
Irreplaceable land holdings in highly amenitized, highly desirable master-planned communities
Bolsters lot pipeline to support steady cash flow growth
Established operating platform with extensive market knowledge
Very favorable housing market conditions
Improving job growth and metro economy

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Grand View Builders Acquisition – August 2014
Established local team in the expansive and growing Houston market
Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, “Grand View”, for a purchase price of approximately $14 million
Grand View builds a range of product targeted at first time and first move-up homebuyers priced from the low $200,000’s to over $525,000
Grand View also has to the capability to build custom homes through Grand View Builders Custom Homes “Build-On-Your-Lot” program
Acquired 84 homes in backlog and 514 owned and controlled lots.

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Peachtree Communities Acquisition – November 2014
Established strategic footprint in the growing Southeast with the acquisition of #2 Atlanta builder
Acquired Peachtree Communities for a purchase price of approximately $55 million
Provided significant foothold in an area that is has historically been one of the most active for new home construction
Added a proven operating platform with a seasoned management team
Peachtree builds a range of products targeted at first time and first move-up homebuyers priced near the mid $200,000’s
Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market
Included 368 homes in backlog and 27 models.

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Strong Lot Inventory With land Sourcing and Evaluating Capabilities
Holds ample supply of land and will continue to target well-located lots in various stages of development
Evaluate land opportunities based on contribution to overall profitability
Ability to take land through entitlement and development
Structuring flexibility through land option contracts
Century does not own any unentitled land
Owns or controls all land for 100% of projected closings through 2016
Holds 5.9 years’ supply of land, inclusive of the Peachtree Communities acquisition(1)
Lot Inventory as of September 30, 2014
Colorado
Central Texas
Houston
Las Vegas
Subtotal
Atlanta (2)
Grand Total (3)
Lots Owned
3,294 891 180 1,715 6,080 530 6,610
Lots Controlled
1,646 1,342 352 29 3,369 1,590 4,959
Total Lots
4,940 2,233 532 1,744 9,449 2,120 11,569
LTM Deliveries
406 138 230 243 1,017 932 1,949
(1) Represents total lots owned and controlled divided by LTM closings for the most recently reported quarter.
(2) As of November 13, 2014.
(3) As of September 30, 2014 plus the addition of 2,120 lots in 36 communities from the Peachtree Communities acquisition completed November 13, 2014.

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Capacity to Execute Growth Strategy
$221.7 million of liquidity(1)
$101.7 million cash balance as of September 30, 2014
$120 million revolving credit facility
Pro forma liquidity of $166.7 million adjusting for the Peachtree Communities acquisition with a purchase price of $55 million.
In May 2014, issued $200 million senior unsecured notes
6.875% coupon
Matures May 15, 2022
Moody’s and S&P ratings of B3 / B, respectively
Closed on a new $120 million unsecured revolver in October 2014
No significant debt maturities until 2022
Summary Balance Sheet / Capitalization
$ millions
Cash
Inventories
Total Assets
Debt:
Revolving Credit Facility
Senior Unsecured Notes Due 2022
Other
Total Debt
Total Liabilities
Total Equity
Credit Metrics
Available Liquidity(1)
Debt / Book Capitalization
Net Debt / Net Book Capitalization
Cash + Inventories / Debt
Q3 2014A
$101.7 461.6 638.6 0.0 200.0 10.0 210.0 270.8 367.8 $221.7 36.3% 22.7% 2.7x
Q3 2014 PF(2)
$46.7 517.6 650.8 0.0 200.0 10.0 210.0 283.0 367.8 $166.7 36.3% 30.7% 2.7x
(1) Available liquidity calculated as cash and equivalents plus undrawn capacity on $120 million revolving credit facility.
(2) Pro forma for the Peachtree Communities acquisition with purchase price of $55 million completed November 13, 2014.

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Strengthened Backlog Positions Company to Execute Growth Strategy
Rapidly growing backlog reflects continued new community openings in existing markets and expansion into new markets
Backlog Homes(1)
222 256 394 472 840
4Q2013 1Q2014 2Q2014 3Q2014 3Q2014 Pro Forma Peachtree
Backlog Dollar Value ($mm)(1)
$103.3 $122.3 $167.8 $190.0 $270.1
4Q2013 1Q2014 2Q2014 3Q2014 3Q2014 Pro Forma Peachtree
Increased backlog of homes 278% since beginning of 2014
Increased backlog dollar value 161% since beginning of 2014
Growing backlog positions century for continued solid improvement in orders and closings
Positioned for further expansion of backlog in new and existing markets
(1) As of September 30, 2014 plus the addition of 2,120 lots in 36 communities from the Peachtree Communities acquisition completed November 13, 2014.

CENTURY COMMUNITIES
Investment Highlights
Cycle-Tested and Aligned Management Team
Diversified Operating Strategy
Strong and Growing Geographical Footprint
Attractive Land Positions
Capacity To Execute Growth Strategy
Proven and Profitable Results

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Appendix – Historical Financials

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Historical Financials And EBITDA Reconciliation

$ 000s except per unit data

	Quarter ended September 30,		Nine Months ended September 30,		Year ended December 31,	
	2014	2013	2014	2013	2013	2012
Home and land sales revenue	$90,735	$41,494	$217,734	$107,502	$171,133	$96,030
Cost of home and land sales revenue	70,896	31,948	166,367	81,084	129,651	75,448
Home and land sales gross margin	19,839	9,546	51,367	26,418	41,482	20,582
Operating income	6,306	3,864	19,882	13,174	17,860	7,086
Consolidated net income	4,127	2,438	12,834	9,381	12,431	7,439
Income attributable to common stockholders	$4,127	$2,438	$12,834	$9,329	$12,379	$6,138
EBITDA Reconciliation						
Net income	$4,127	$2,438	$12,834	$9,381	$12,431	$7,439
Income tax expense	2,570	1,346	7,109	3,330	5,015	-
Deferred taxes on conversion to a corporation	-	-	-	627	627	-
Interest amortized to cost of closings	755	530	1,283	880	1,521	1,429
Interest expense	2	-	13	-	-	-
Depreciation and amortization	491	89	1,236	240	937	196
EBITDA	**$7,944**	**$4,403**	**$22,475**	**$14,458**	**$20,531**	**$9,064**
Non-cash compensation expense	711	273	1,453	437	735	-
Non-recurring acquisition expenses	193	1,022	1,323	1,025	373	-
Adjusted EBITDA	**$8,848**	**$5,698**	**$25,251**	**$15,920**	**$21,639**	**$9,064**
Balance Sheet Data						
Total Assets	$638,592	$302,012	$638,592	$295,870	$312,639	$90,673
Total Debt	210,048	1,500	210,048	7,523	1,500	33,206
Total Equity	367,768	268,178	367,768	265,794	271,556	24,561
Backlog (#)	472	272	472	272	222	148
Backlog Value	$190,042	$128,788	$190,042	$128,788	$103,250	$51,562

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